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                                                                   Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K as it relates to U S WEST NewVector Group, Inc. and subsidiaries, into AirTouch Communications, Inc.'s previously filed Registration Statement File Nos. 033-57077, 033-57081, 033-57083, 033-64553, 333-10389, 333-17891, 333-36339, 033-62787 and 333-50541.

                                                             ARTHUR ANDERSEN LLP

Denver, Colorado
April 17, 1998